SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2004

PLAYBOY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-14790	36-4249478

(State or Other Jurisdiction Of Incorporation or Organization)	(Commission File Number)	( IRS Employer Identification No.)

680 NORTH LAKE SHORE DRIVE, CHICAGO, ILLINOIS 60611

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (312) 751-8000

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 12.	Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Playboy Enterprises, Inc. (the “Company”), dated August 5, 2004, reporting the Company’s financial results for the second quarter ended June 30, 2004.

The information set forth under “Item 12. Results of Operations and Financial Condition,” including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 5, 2004	PLAYBOY ENTERPRISES, INC.

By:	/s/ Linda G. Havard

Executive Vice President, Finance and Operations, and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Playboy Enterprises, Inc. on August 5, 2004.